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                                                                    Exhibit 99.3





                                                   May 13, 1999

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549

Gentlemen:

      We have been provided with and have reviewed Item 4 of the Current Report on Form 8-K of Gerald Stevens, Inc., filed May 17, 1999, and are in agreement with the statements contained in the fourth and fifth paragraphs on page 3 therein. We have no basis upon which to agree or disagree with other statements of the registrant contained therein.



                                                ARTHUR ANDERSEN LLP